Income Taxes	12 Months Ended
Dec. 31, 2016
Income Taxes
Income Taxes

15. Income Taxes

Cayman Islands and British Virgin Islands (“BVI”)

Under the current laws of the Cayman Islands and BVI, the Company is not subject to tax on its income or capital gains. In addition, the Cayman Islands and BVI do not impose withholding tax on dividend payments.

Hong Kong

Under the current Hong Kong Inland Revenue Ordinance, our subsidiaries established in Hong Kong are subject to 16.5% income tax on their taxable income generated from operations in Hong Kong. In addition, payments of dividends from our Hong Kong subsidiaries to us are not subject to any Hong Kong withholding tax.

PRC

Under the Law of the People’s Republic of China on Enterprise Income Tax (“EIT Law”), domestically-owned enterprises and foreign-invested enterprises are subject to a uniform tax rate of 25% on taxable income.

The tax expense (benefit) comprises:

	Years Ended December 31,
	2014	2015	2016	2016
	RMB	RMB	RMB	USD

Current Tax	46,168,088	103,835,541	97,857,914	14,094,471
Deferred Tax	(11,857,357)	(36,589,051)	(15,245,782)	(2,195,849)

Total	34,310,731	67,246,490	82,612,132	11,898,622

Reconciliation between the statutory tax rate to income before income taxes and the actual provision for income taxes is as follows:

	Years Ended December 31,
	2014	2015	2016
PRC income tax rate	25.00%	25.00%	25.00%
Expenses not deductible for income tax purposes	1.83%	3.71%	2.18%
Uncertain tax position impact	0.46%	0.24%	0.18%
Different tax rate of subsidiary operation in other jurisdiction	0.56%	0.27%	-0.81%
Effective income tax rate	27.85%	29.22%	26.55%

The principal components of the deferred income tax asset and liabilities are as follows:

	As of December 31,
	2015	2016	2016
	RMB	RMB	USD
Deferred tax assets:
Deferred revenue	42,277,626	56,246,396	8,101,167
Accrued expenses	1,908,443	682,349	98,279
Discount of investment	321,297	35,377	5,095
Tax loss carry forward	9,225,009	7,673,267	1,105,180
Impairment for a held-to-maturity investment	1,000,000	—	—
Exchange gain	710,586	103,745	14,942

Gross deferred tax assets	55,442,961	64,741,134	9,324,663
Valuation allowance	—	—	—

Net deferred tax assets	55,442,961	64,741,134	9,324,663

Analysis as:
Current	47,369,384	56,246,396	8,101,166
Non-current	8,073,577	8,494,738	1,223,497

Deferred tax liabilities:
Amortization of intangible assets	13,688,541	9,815,595	1,413,740
Unrealized investment income	1,348,643	455,023	65,537

Total deferred tax liabilities	15,037,184	10,270,618	1,479,277

Analysis as:
Current	1,348,643	455,023	65,537
Non-current	13,688,541	9,815,595	1,413,740

The Group considers positive and negative evidence to determine whether some portion or all of the deferred tax assets will be more likely than not realized. This assessment considers, among other matters, the nature, frequency and severity of recent losses and forecasts of future profitability. These assumptions require significant judgment and the forecasts of future taxable income are consistent with the plans and estimates the Group is using to manage the underlying businesses. Valuation allowances are established for deferred tax assets based on a more likely than not threshold. The Group’s ability to realize deferred tax assets depends on its ability to generate sufficient taxable income within the future periods provided for in the tax law. The amount of the deferred tax asset is considered realizable, however, could be reduced in the near term if the estimated of future taxable income during the carry-forward period are reduced. As of December 31, 2016, operating loss carried forward amounted to RMB36,204,005 for the PRC income tax purposes. The loss carrying forward will begin to expire in 2018. No valuation allowance was recorded as of December 31, 2016 as it is determined that it is more likely than not that the relevant deferred tax asset will be realized.

Undistributed earnings of the Company’s PRC subsidiaries of approximately RMB704.4 million at December 31, 2016 are considered to be indefinitely reinvested and, accordingly, no provision for PRC dividend withholding tax has been provided thereon. Upon distribution of those earnings, in the form of dividends or otherwise, the Group would be subject to the then applicable PRC tax laws and regulations. The amounts of unrecognized deferred tax liabilities for these earnings are in the range of RMB35.2 million to RMB70.4 million, as the withholding tax rate of the profit distribution will be 5% or 10% depending upon whether the immediate offshore companies can enjoy the preferential withholding tax rate of 5%.

Aggregate undistributed earnings of the Company’s VIEs and its VIEs’ subsidiaries located in the PRC that are available for distribution to the Company were approximately RMB370.3 million as of December 31, 2016. A deferred tax liability should be recorded for taxable temporary differences attributable to the excess of financial reporting amounts over tax basis amount in domestic subsidiaries. However, recognition is not required in situations where the tax law provides a means by which the reported amount of that investment can be recovered tax-free and the enterprise expects that it will ultimately use that means. The Company has not recorded any such deferred tax liability attributable to the undistributed earnings of its financial interest in VIEs because it believes such excess earnings can be distributed in a manner that would not be subject to income tax.

The Group has made its assessment of the level of tax authority for each tax position (including the potential application of interest and penalties) based on the technical merits, and has measured the unrecognized tax benefits associated with the tax positions. The Group accrued interest of RMB566,562, RMB566,562 and RMB566,563 related to the uncertain tax positions in 2014, 2015 and 2016, respectively.

The Group does not anticipate any significant increases or decreases to its liability for unrecognized tax benefits within the next 12 months. According to PRC Tax Administration and Collection Law, the statute of limitations is three years if the underpayment of taxes is due to computational errors made by the taxpayer or withholding agent. The statute of limitations will be extended to five years under special circumstances, which are not clearly defined (but an underpayment of tax liability exceeding RMB0.1 million is specifically listed as a special circumstance). In the case of a related party transaction, the statute of limitations is 10 years. There is no statute of limitations in the case of tax evasion.

RMB
Uncertain tax position—January 1, 2014	4,239,129
Gross increases—accrued interest in current period	566,562
Exchange rate translation	—

Uncertain tax position—December 31, 2014	4,805,691
Gross increases—accrued interest in current period	566,562
Exchange rate translation	—
Uncertain tax position—December 31, 2015	5,372,253

Gross increases—accrued interest in current period	566,563
Exchange rate translation	—

Uncertain tax position—December 31, 2016	5,938,816